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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 13, 2014

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LYFE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Utah

(State or other jurisdiction of incorporation)

000-50892

87-0638511

                       (Commission File Number)

27-1606216

(IRS Employer Identification No.)

            P.O. Box 951026

     84095

            South Jordan, Utah

  (Zip Code)

(Address of principal executive offices)

(801) 478-2452

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 144-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

UTOPIA

On October 7, 2014, the Third Judicial District Court, Salt Lake County, State of Utah in Utah Telecommunication Open Infrastructure Agency v. Connected Lyfe, Inc., Civil No. 120906702, entered its order and judgment in favor of UTOPIA against Connected Lyfe in the amount of $632,973.36.  Settlement discussions are ongoing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED this 20th day of October 2014.

LYFE COMMUNICATIONS, INC.

(Registrant)

By: /s/ Garrett Daw                                       .

Name: Garrett Daw

Title: Chief Executive Officier